Borrowings	12 Months Ended
Mar. 31, 2020
Disclosure of detailed information about borrowings [abstract]
Borrowings
Borrowings

We borrow money primarily in the form of bonds and bank loans. These are for a fixed term and may have fixed or floating interest rates or are linked to RPI. We use derivatives to manage risks associated with interest rates and foreign exchange.

Our price controls and rate plans lead us to fund our networks within a certain ratio of debt to equity and, as a result, we have issued a significant amount of debt. As we continue to invest in our networks, the value of debt is expected to increase over time. To maintain a strong balance sheet and to allow us to access capital markets at commercially acceptable interest rates, we balance the amount of debt we issue with the value of our assets, and we take account of certain other metrics used by credit rating agencies.

All borrowings are accounted for at amortised cost, with the exception of one liability measured at fair value through profit and loss, in order to eliminate a measurement mismatch.
Borrowings, which include interest-bearing, zero-coupon and inflation-linked debt, overdrafts and collateral payable, are initially recorded at fair value. This normally reflects the proceeds received (net of direct issue costs for liabilities measured at amortised cost). Subsequently, borrowings are stated either: i) at amortised cost; or ii) at fair value though profit and loss. Where a borrowing is held at amortised cost, any difference between the proceeds after direct issue costs and the redemption value is recognised over the term of the borrowing in the income statement using the effective interest method. For the liability held at fair value through profit and loss, interest is calculated using the effective interest method.
Where a borrowing or liability is held at fair value, changes in the fair value of the borrowing due to changes in the issuer’s credit risk are recorded in the own credit reserve (see note 28). All other changes in the fair value of the liability are recognised in the income statement within remeasurements (see notes 5 and 6).

	2020	2019
	£m	£m
Current
Bank loans	1,244	641
Bonds	1,446	1,973
Commercial paper	1,269	1,792
Lease liabilities	112	65
Other loans	1	1
	4,072	4,472
Non-current
Bank loans	2,819	2,599
Bonds¹	23,094	21,278
Lease liabilities	623	205
Other loans	186	176
	26,722	24,258
Total borrowings	30,794	28,730

1.	Includes a liability held at fair value through profit and loss of £741 million (2019: £667 million).
21. Borrowings continued
Total borrowings are repayable as follows:

	2020	2019
	£m	£m
Less than 1 year	4,072	4,472
In 1 to 2 years	2,212	2,393
In 2 to 3 years	1,664	1,990
In 3 to 4 years	757	1,553
In 4 to 5 years	2,122	714
More than 5 years:
By instalments	870	959
Other than by instalments	19,097	16,649
	30,794	28,730

The fair value of borrowings at 31 March 2020 was £34,174 million (2019: £32,252 million). Where market values were available, fair value of borrowings (Level 1) was £14,059 million (2019: £14,356 million). Where market values were not available, fair value of borrowings (Level 2) was £20,115 million (2019: £17,896 million), calculated by discounting cash flows at prevailing interest rates. The notional amount outstanding of the debt portfolio at 31 March 2020 was £30,422 million (2019: £28,417 million).
In April 2020, National Grid Electricity Transmission plc issued a £0.4 billion fixed interest rate bond from the NGET EMTN programme with a 20-year tenor and The Narragansett Electric Company issued a $0.6 billion (£0.5 billion) fixed interest rate bond with a 10-year tenor. Both issuances are part of the continued Group funding arrangements.
During the year, the assets of the Colonial Gas Company were merged with the Boston Gas Company, and have been ringfenced post-merger, and certain gas distribution assets of The Narragansett Electric Company are subject to liens and other charges and are provided as collateral over borrowings totalling £84 million at 31 March 2020 (2019: £81 million).
Collateral is placed with or received from any derivative counterparty where we have entered into a credit support annex to the ISDA Master Agreement once the current mark-to-market valuation of the trades between the parties exceeds an agreed threshold. Included in current bank loans is £785 million (2019: £558 million) in respect of cash received under collateral agreements. For further details of our borrowing facilities, refer to note 33. For further details of our bonds in issue, please refer to the debt investor section of our website. Unless included herein, the information on our website is unaudited.
Financial liability at fair value through profit and loss
The financial liability designated at fair value through profit and loss is analysed as follows:

i)
the fair value of the liability was £741 million (2019: £667 million), which includes cumulative change in fair value attributable to changes in credit risk recognised in other comprehensive income, post tax of £10 million (2019: £13 million);

ii)	the amount repayable at maturity in November 2021 is £759 million (2019: £724 million); and

iii)	the difference between carrying amount and contractual amount at maturity is £18 million (2019: £57 million).
This liability has been reclassified in order to eliminate a measurement mismatch with derivatives which provide an economic hedge. The associated derivatives are collateralised and do not contain significant exposure to our own credit risk. The presentation of credit risk in other comprehensive income does not, therefore, create or enlarge an accounting mismatch in profit or loss.
The change in the fair value attributable to a change in credit risk is calculated as the difference between the total change in the fair value of the liability and the change in the value of the liability due to changes in market risk factors alone. The change in the fair value due to market risk factors was calculated using benchmark yield curves as at the end of the reporting period holding the credit risk margin constant. The fair value of the liability was calculated using observed market prices.
21. Borrowings continued
Lease liabilities
The Group adopted IFRS 16 on 1 April 2019, which resulted in the recognition of £474 million of additional lease liabilities. As we applied the modified retrospective approach to transition, comparatives were not restated. Refer to note 37 for details.
Lease liabilities are initially measured at the present value of the lease payments expected over the lease term. The discount rate applied is the rate implicit in the lease or if that is not available, then the incremental rate of borrowing for a similar term and similar security. The lease term takes account of exercising any extension options that are at our option if we are reasonably certain to exercise the option and any lease termination options unless we are reasonably certain not to exercise the option. Each lease payment is allocated between the liability and finance cost. The finance cost is charged to the income statement over the lease period using the effective interest rate method.

	2020	2019
	£m	£m
Gross lease liabilities are repayable as follows:
Less than 1 year	132	65
1 to 5 years	361	183
More than 5 years	481	62
	974	310
Less: finance charges allocated to future periods	(239)	(40)
	735	270
The present value of lease liabilities are as follows:
Less than 1 year	112	65
1 to 5 years	297	156
More than 5 years	326	49
	735	270